POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of AdvisorOne Funds (the "Trust"), on behalf of the Descartes and Liahona Funds, each a series of Trust, a Delaware statutory trust, hereby appoints W. Patrick Clarke, Michael Wagner, Brian Nielsen and Andrew Rogers with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all exhibits and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of December 2005.

                                                                                    /s/ L. Merill Bryan, Jr.

Witness /s/ Emile Molineaux                                      L. Merill Bryan, Jr., Trustee

 Print Name: Emile Molineaux

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of AdvisorOne Funds (the "Trust"), on behalf of the Descartes and Liahona Funds, each a series of the Trust, a Delaware statutory trust, hereby appoints W. Patrick Clarke, Michael Wagner, Brian Nielsen and Andrew Rogers with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all exhibits and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of December 2005.

                                                                                    /s/ Anthony J. Hertl

Witness  /s/ Emile Molineaux                                     Anthony J. Hertl, Trustee

Print Name: Emile Molineaux

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of AdvisorOne Funds (the "Trust"), on behalf of the Descartes and Liahona Funds, each a series of Trust, a Delaware statutory trust, hereby appoints W. Patrick Clarke, Michael Wagner, Brian Nielsen and Andrew Rogers with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all exhibits and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of December 2005.

                                                                                    /s/ Gary Lanzen

Witness  /s/ Emile Molineaux                                     Gary Lanzen, Trustee

Print Name:  Emile Molineaux

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of AdvisorOne Funds (the "Trust"), on behalf of the Descartes and Liahona Funds, each a series of Trust, a Delaware statutory trust, hereby appoints W. Patrick Clarke, Michael Wagner, Brian Nielsen and Andrew Rogers with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer and  sale of  shares  of  beneficial  interests  of the  Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series of the Trust are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all exhibits and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of December 2005.

                                                                                    /s/ Michael Miola

Witness  /s/ Emile Molineaux                                     Michael Miola, Trustee,

Print Name: Emile Molineaux